UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2023

M3-BRIGADE ACQUISITION III CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40946	86-3185502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable public warrant	MBSC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MBSC	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MBSC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 12b-25 filed on May 16, 2023 by M3-Brigade Acquisition III Corp. (the “Company”), the Company required additional time to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”).

On May 23, 2023, the Company received a notice (the “Notice”) from the NYSE Regulation staff of the New York Stock Exchange (the “NYSE”) stating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual (the “Rule”) because it has not timely filed the Form 10-Q with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from the NYSE.

Under NYSE listing standards, the Company has six months from the due date of the 10-Q, or until November 22, 2023, to file the Form 10-Q. If the Company fails to file the Form 10-Q by November 22, 2023, it can submit an official request to the NYSE to allow the Company’s securities to continue to trade on the NYSE. If the NYSE accepts the Company’s request, then the NYSE may grant an additional six months, or until May 22, 2024, to file the Form 10-Q. However, there can be no assurance that the NYSE will accept the Company’s request or that the Company will be able to regain compliance within any extension period granted by the NYSE. The NYSE may commence delisting procedures at any time during the period that is available to the Company to complete the filing, if circumstances warrant.

The Company is working diligently to complete its Form 10-Q. The Company intends to file the Form 10-Q as soon as practicable to regain compliance with the Rule.

Item 8.01. Other Events.

On May 31, 2023, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Concerning Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to a proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the timing to complete the proposed business combination by MBSC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MBSC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Greenfire Resources Ltd. (“PubCo”), MBSC, Greenfire Resources Inc. (“Greenfire”), or any investigation or inquiry following announcement of the proposed business combination, including in connection with the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain approval of MBSC’s stockholders or the inability to receive approval of the proposed plan of arrangement in connection with the proposed business combination; (v) Greenfire’s and PubCo’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the ability of the parties to obtain the listing of PubCo’s common shares and warrants on the New York Stock Exchange upon the closing of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Greenfire; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of redemptions by MBSC’s public stockholders being greater than expected; (xi) the management and board composition of PubCo following completion of the proposed business combination; (xii) limited liquidity and trading of PubCo’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Greenfire or MBSC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Greenfire’s resources; (xvii) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; (xviii) risks associated with the oil and gas industry in general (e.g., operational risks in development, exploration and production; disruptions to the Canadian and global economy resulting from major public health events, the Russian-Ukrainian war and the impact on the global economy and commodity prices; the impacts of inflation and supply chain issues and steps taken by central banks to curb inflation; pandemic, war, terrorist events, political upheavals and other similar events; events impacting the supply and demand for oil and gas including actions taken by the OPEC + group; delays or changes in plans with respect to exploration or development projects or capital expenditures); (xix) the uncertainty of reserve estimates; (xx) the uncertainty of estimates and projections relating to production, costs and expenses; (xxi) health, safety and environmental risks; (xxii) commodity price and exchange rate fluctuations; (xxiii) changes in legislation affecting the oil and gas industry; and (xxiv) uncertainties resulting from potential delays or changes in plans with respect to exploration or development projects or capital expenditures. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of MBSC’s registration on Form S-1 (Registration Nos. 333-256017 and 333-260423), MBSC’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, the registration statement on Form F-4 (as amended, the “Registration Statement”) filed by PubCo with the SEC on April 21, 2023, which includes a preliminary prospectus and proxy statement of MBSC, referred to as a proxy statement/prospectus, and other documents filed by MBSC or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, MBSC and Greenfire assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither PubCo, MBSC nor Greenfire gives any assurance that either PubCo, MBSC nor Greenfire will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 31, 2023.

104	Cover Page Interactive Data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-BRIGADE ACQUISITION III CORP.

Date: June 1, 2023	By:	/s/ Mohsin Y. Meghji
		Name:	Mohsin Y. Meghji
		Title:	Executive Chairman of the Board of Directors

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